SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 9, 2026

AIR INDUSTRIES GROUP

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-35927	80-0948413
State of Incorporation	Commission File Number	IRS Employer I.D. Number

1460 Fifth Avenue, Bay Shore, New York 11706

(Address of Principal Executive Offices)

Registrant’s telephone number: (631) 968-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	AIRI	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Definitive Material Agreement.

On November 9, 2026, we, Air Industries Group (the “Company”), entered into a Thirteenth Amendment to our Loan and Security Agreement with our primary lender (“Thirteenth Amendment”). In the Thirteenth Amendment the primary lender extended the maturity date of the revolving credit and term loans under the Loan and Security Agreement to April 30, 2027. A copy of the Thirteenth Amendment is annexed as Exhibit 10.1 and reference is made thereto for the complete terms and conditions of the Thirteenth Amendment. As consideration for the lender’s agreement to extend the maturity date of the Loan and Security Agreement, AIR paid an amendment fee of $50,000 and agreed to pay an additional fee of $50,000 on the maturity date.

Concurrently with the execution of the Thirteenth Amendment, Michael Taglich and Robert Taglich, the holders of our convertible subordinated notes (the “Convertible Subordinated Notes”) and nonconvertible subordinated notes (the “Nonconvertible Subordinated Notes, and together with the Convertible Subordinated Notes, the “Related Party Notes”), agreed to extend the maturity of such Related Party Notes until May 1, 2027 (the “Related Party Notes Extensions”). In consideration for the Related Party Notes Extensions, the Company agreed that if the contemplated merger with Tenax Aerospace Acquisition, LLC and Transitory Air Sub LLC (the “Merger”) does not occur on or prior to November 30, 2026, effective December 1, 2026, the principal amount of each Related Party Note would be increased by 2%; effective December 1, 2026, the interest rate of each Related Party Note would be reset at the greater of (x) 12.5% and (y) the Secured Overnight Financing Rate plus 8.5%, and if the Company were to default in the payment of any principal or interest payable, the interest rate would increase to the greater of (x) 24% and (y) the SOFR plus 15%. With respect to the Convertible Subordinated Notes, the Company and the holders of the Convertible Subordinated Notes agreed that if the Merger does not occur on or prior to November 30, 2026, the conversion price of the Convertible Subordinated Notes would not be changed. A copy of the Related Party Note Extensions are annexed as Exhibit 10.2 and 10.3, respectively, and reference is made thereto for the complete terms and conditions of the Related Party Note Extensions.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Thirteenth Amendment to Loan and Security Agreement with the Primary Lender
10.2	Related Party Notes Extension with Michael Taglich
10.3	Related Party Notes Extension with Robert Taglich
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 10, 2026

AIR INDUSTRIES GROUP

By:	/s/ Scott Glassman
Scott Glassman
Acting Chief Executive Officer and President

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